UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10269

UBS Equity Opportunity Fund, L.L.C.

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS EQUITY OPPORTUNITY FUND, L.L.C.

(LIQUIDATION BASIS)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

UBS EQUITY OPPORTUNITY FUND, L.L.C.

(LIQUIDATION BASIS)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

UBS Equity Opportunity Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members’ capital of UBS Equity Opportunity Fund, L.L.C. (the “Fund”), as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Directors approved the formal liquidation of the Fund. As a result, the Fund has changed to the liquidation basis of accounting for the presentation of the 2011 financial statements.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Equity Opportunity Fund, L.L.C. at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles applied on the basis described in the preceding paragraph.

February 24, 2012

A member firm of Ernst & Young Global Limited

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Statement of Assets, Liabilities and Members’ Capital

December 31, 2011

ASSETS

Total Assets	$—

LIABILITIES AND MEMBERS’ CAPITAL

Total Liabilities	—

Members’ Capital	$—

The accompanying notes are an integral part of these financial statements.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Statement of Operations

Year Ended December 31, 2011

INVESTMENT INCOME

Interest	$1,922

Total Investment Income	1,922

EXPENSES

Professional fees	154,012
Directors’ fees	52,561
Administration fee	13,259
Custody fee	2,744
Insurance fee	(26,367)
Printing and other expenses	(24,857)

Total Expenses	171,352

Net Investment Loss	(169,430)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	(593,910)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(322,391)

Net Realized and Unrealized Gain/(Loss) from Investments	(916,301)

Net Decrease in Members’ Capital Derived from Operations	$(1,085,731)

The accompanying notes are an integral part of these financial statements.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Statements of Changes in Members’ Capital

Years Ended December 31, 2010 and 2011

	Adviser	Members	Total
Members’ Capital at January 1, 2010	$39,362	$71,331,180	$71,370,542

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(280)	(1,299,437)	(1,299,717)
Net realized gain/(loss) from investments in Investment Funds	10,046	15,243,519	15,253,565
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(7,689)	(11,873,865)	(11,881,554)

Net Increase (Decrease) in Members’ Capital Derived from Operations	2,077	2,070,217	2,072,294

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	—	35,000	35,000
Members’ tender offer withdrawals	—	(12,602,116)	(12,602,116)
Adviser and Members’ liquidating distributions	(37,824)	(55,658,811)	(55,696,635)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(37,824)	(68,225,927)	(68,263,751)

Members’ Capital at December 31, 2010	$3,615	$5,175,470	$5,179,085

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(115)	(169,315)	(169,430)
Net realized gain/(loss) from investments in Investment Funds	(403)	(593,507)	(593,910)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(219)	(322,172)	(322,391)

Net Increase (Decrease) in Members’ Capital Derived from Operations	(737)	(1,084,994)	(1,085,731)

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ liquidating distributions	(2,878)	(4,090,476)	(4,093,354)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(2,878)	(4,090,476)	(4,093,354)

Members’ Capital at December 31, 2011	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Statement of Cash Flows

Year Ended December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$(1,085,731)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash provided by operating activities:
Proceeds from disposition of investments in Investment Funds	4,262,784
Net realized (gain)/loss from investments in Investment Funds	593,910
Net change in unrealized appreciation/depreciation on investments in Investment Funds	322,391
Changes in assets and liabilities:
(Increase) decrease in assets:
Interest receivable	298
Receivable from Investment Funds	49,542,508
Increase (decrease) in liabilities:
Administration fee payable	(31,010)
Custody fee payable	(9,430)
Directors’ fees payable	(15,000)
Management Fee payable	(49,822)
Professional fees payable	(210,802)
Other liabilities	(200,976)

Net cash provided by operating activities	53,119,120

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Members’ tender offer withdrawals, including change in tender offer payable	(615,245)
Liquidating distributions, including change in liquidating distributions payable	(59,789,989)

Net cash used in financing activities	(60,405,234)

Net decrease in cash	(7,286,114)
Cash-beginning of year	7,286,114

Cash-end of year	$—

The accompanying notes are an integral part of these financial statements.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Financial Highlights

December 31, 2011

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated.

An individual Member’s ratios and returns may vary from the below based on the Incentive Allocation, if applicable, and the timing of capital transactions.

	Years Ended December 31,
	2011	2010	2009	2008	2007
Ratio of net investment loss to average members’ capital [a,b]	(2.19%)	(1.98%)	(1.58%)	(1.23%)	(1.41%)
Ratio of total expenses to average members’ capital before Incentive Allocation [a,b]	2.21%	1.99%	1.59%	1.28%	1.43%
Ratio of total expenses to average members’ capital after Incentive Allocation [a,c]	2.21%	1.99%	1.59%	1.28%	2.00%
Portfolio turnover rate	0.00%	2.88%	6.58%	26.32%	2.69%
Total return before Incentive Allocation [d]	(18.20%)	4.00%	6.51%	(21.99%)	12.25%
Total return after Incentive Allocation [e]	(18.20%)	4.00%	6.51%	(21.99%)	11.64%
Average debt ratio [a]	0.00%	0.00%	0.00%	0.50%	1.28%
Members’ capital at end of year (including the Adviser)	$—	$5,179,085	$71,370,542	$90,716,677	$177,644,870

a	For the year ended December 31, 2011, the average members’ capital used in the above ratios includes the distribution payable amount of $10,696,635 due to the investors at December 31, 2010, which was reflected in the December 31, 2010 financial statements. For the years ended December 31, 2007 to December 31, 2010, the average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.
b	Ratios of net investment loss and total expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds.
c	The ratio of net expenses to average members’ capital after Incentive Allocation does not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds.
d	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.
e	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

The accompanying notes are an integral part of these financial statements.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Notes to Financial Statements

December 31, 2011

1.	Fund Liquidation

UBS Equity Opportunity Fund, L.L.C.’s (the “Fund”) Board of Directors (the “Directors”) approved the formal liquidation of the Fund on November 18, 2010, and as such, the Fund has liquidated its portfolio. As a result of the approved liquidation plan, subscriptions and repurchases into the Fund were suspended. The Adviser (as defined below) managed the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable. The Fund has liquidated all its investments in an orderly manner and has distributed the proceeds in accordance with its offering memorandum. Based on proceeds received from investments sold in 2011, the Fund distributed $45,000,000, $7,500,000, $4,000,000 and $3,289,989 to its members on January 21, 2011, March 2, 2011, June 27, 2011 and December 23, 2011, respectively. As a result of the liquidation, these financial statements have been prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at the estimated net realizable value and liabilities are stated at the net settlement amount.

The Fund has previously accrued for its estimated future non asset-based expenses for the remaining holding period of the investments held by the Fund. For the year ended December 31, 2011, the expenses included in the Statement of Operations represent an adjustment to the future non asset-based expenses due to a change in estimate.

2.	Organization

The Fund was organized as a limited liability company under the laws of Delaware on May 3, 2000 and commenced operations on March 1, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective was to maximize capital appreciation over the long-term. The Fund is a multi-manager fund that sought to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns in the U.S. equity market. Generally, such portfolio managers conducted their investment programs through unregistered investment funds (collectively, the “Investment Funds”), in which the Fund invested as a limited partner, member or shareholder along with other investors.

The Fund’s Directors have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2011

2.	Organization (continued)

Prior to the liquidation, the Fund, from time to time, offered to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases were made at such times and on such terms as determined by the Directors, in their complete and exclusive discretion. The Adviser typically recommended to the Directors that the Fund offer to repurchase interests twice each year, near mid-year and year-end. Members were only able to transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may have been withheld in their sole and absolute discretion. Such transfers were made even if the balance of the capital account to such transferee was equal to or less than the transferor’s initial capital contribution.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund valued its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs were used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—fair value of investments in Investment Funds with the ability to redeem at net asset value as of the measurement date, or within one year of the measurement date

Level 3—fair value of investments in Investment Funds that do not have the ability to redeem at net asset value within one year of the measurement date

The Fund recognized transfers into and out of the levels indicated above at the end of the reporting period.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund considered inputs and valuation techniques used for each class of assets and liabilities. Judgment was used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

for each class of assets and liabilities required greater disaggregation than the Fund’s previous line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determined the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provided quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

Net asset value of the Fund was determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may have been determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds were subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s investments in Investment Funds were carried at fair value. All valuations utilized financial information supplied by each Investment Fund and were net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures required the Adviser to consider all relevant information available at the time the Fund valued its portfolio. The Adviser assessed factors including, but not limited to the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors considered such information and considered whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund were accounted for at fair value as described in each Investment Fund’s financial statements. The Fund did not hold any investments in Investment Funds at December 31, 2011.

The fair value relating to certain underlying investments of these Investment Funds, for which there was no ready market, would have been estimated by the respective Investment Funds’ management and would have been based upon available information in the absence of readily ascertainable fair values and would not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may have differed significantly from the values that would have been used had a ready market for the investments existed. These differences could have been material.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

b.	Investment Transactions and Income Recognition

The Fund accounted for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses were recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $169,430 and $593,910 from accumulated net investment loss and accumulated net realized loss from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2011. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2011 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consisted of monies held at BNY Mellon (as defined in Note 5). The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

The Administrator provided certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund paid the Administrator a monthly fee (the “Management Fee”) at an annual rate of 1% of the Fund’s members’ capital, excluding the capital account attributable to the Administrator, the Adviser and the Special Advisory Account described below. The Management Fee was paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Administrator, the Adviser and the Special Advisory Account. A portion of the Management Fee was paid by UBS A&Q to its affiliates. Due to the formal liquidation of the Fund, the Adviser ceased charging the Management Fee for the year ended December 31, 2011.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acted as a placement agent for the Fund, without special compensation from the Fund, and incurred its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions were debited against the contribution amounts, to arrive at a net subscription amount. The placement fee did not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) was initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which was similarly allocated to all Members other than the Adviser or Administrator as described above.

The Adviser was entitled to receive, generally at the end of each fiscal year and upon a Member’s withdrawal, an incentive allocation (the “Incentive Allocation”) of 5% of the net profits (defined as net increase in Members Capital derived from Operations), if any, that would have been credited to

UBS Equity Opportunity Fund, L.L.C. (Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2011

4.	Related Party Transactions (continued)

the Member’s capital account for such period. A Special Advisory Account was established by the Fund for crediting any Incentive Allocation due to the Adviser. The Incentive Allocation was made only with respect to net profits that exceeded any net losses previously debited from the account of such Member which had not been offset by any net profits subsequently credited to the account of the Member. There was no Incentive Allocation for the year ended December 31, 2011 or December 31, 2010.

Each Director of the Fund received an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each received an additional annual retainer in the amount of $20,000. These additional annual retainer amounts were paid for by the Fund on a pro-rata basis with ten other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

BNY Mellon Investment Servicing Trust Company (the “Custodian”) provides custodial services for the Fund. The Custodian entered into a service agreement whereby The Bank of New York Mellon provided securities clearance functions, as needed.

6.	Investments

Aggregate proceeds from sales of investments for the year ended December 31, 2011 amounted to $4,262,784. There were no purchases of investments for the year ended December 31, 2011.

7.	Indemnification

In the ordinary course of business, the Fund may have entered into contracts or agreements that contained indemnifications or warranties. Future events could occur that could lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

UBS EQUITY OPPORTUNITY FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on November 17, 2011. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors recognized that the Fund was being wound down, that the liquid portion of its portfolio had been sold and the proceeds thereof distributed to investors and that only the illiquid privately-placed investment portion of the Fund’s portfolio remained.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers, as well as the Adviser (the “Comparable Funds”). The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors noted that the Fund’s one-year performance for the period ended August 31, 2011 lagged the median performance of the Comparable Funds.

The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The Directors noted that, as a result of the Fund’s ongoing wind down, the Adviser had waived the Fund’s management and incentive fees as of January 1, 2011. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2011 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS

George W. Gowen (82) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term - Indefinite Length - since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	11	None

Stephen H. Penman (65) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term - Indefinite Length - since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	11	None

Virginia G. Breen (47) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term - Indefinite Length - since May 2, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	11	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR

Meyer Feldberg (69)[3] UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term - Indefinite Length - since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	56	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (45) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term - Indefinite Length - since October 1, 2010	Global Head of UBS Alternative and Quantitative Investments LLC since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS Alternative and Quantitative Investments LLC.	N/A	N/A

Robert F. Aufenanger (58) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term - Indefinite Length - since May 1, 2007	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of UBS Alternative Investments US from April 2007 to October 2010. Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 to 2007.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years

Frank S. Pluchino (52) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term - Indefinite Length - since July 19, 2005	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

1	The Fund commenced operations on March 1, 2001.
2	Of the 56 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 11 comprise the registered alternative investment funds advised by UBS A&Q.
3	Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,900 in 2011 and $68,100 in 2010. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,200 in 2011 and $2,000 in 2010. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $90,000 in 2011 and $83,000 in 2010. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.183 million for 2011 and $2.273 million for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011
FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•	Failure to provided required disclosures for investment advisers and registered investment companies

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity;

AIS July 2011
FOR INTERNAL USE ONLY

•	impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

UBS EQUITY OPPORTUNITY FUND, L.L.C.

PORTFOLIO MANAGEMENT DISCLOSURE

Not applicable. On September 16, 2010, the Board of Directors of the Fund approved the liquidation of the Fund and, accordingly, interests in the Fund are no longer being offered.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	UBS Equity Opportunity Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date March 2, 2012

By (Signature and Title)*	/s/ Robert Aufenanger
Robert Aufenanger, Principal Financial Officer

Date March 2, 2012

*	Print the name and title of each signing officer under his or her signature.